EXHIBIT 10.1


                       AMENDMENT TO DISTRIBUTION AGREEMENT
                       -----------------------------------



     THIS AMENDMENT AGREEMENT is made effective as of this 20th day of November, 2008 by and between Living Data Technology Corporation, a New York corporation (hereinafter "Living Data"), having its principal place of business at 37-14 29th Street, Long Island City, New York 11101, and Vasomedical, Inc., a Delaware corporation (hereinafter "Vasomedical"), having its principal place of business at 180 Linden Avenue, Westbury, NY 11590.

     WHEREAS, Living Data and Vasomedical are parties to a Distribution Agreement dated as of June 21, 2007, a copy of which is annexed hereto as Exhibit A (the "Distribution Agreement"); and

     WHEREAS, the parties desire to amend the Distribution Agreement to expand the territory covered thereby to provide for exclusive distribution rights worldwide.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:

     1. Section "1 (xiii)" of the Distribution Agreement is hereby amended to read as follows:

     "1 (xiii) `Territory' shall mean worldwide."

     2. Section "2-A" is hereby added to the Distribution Agreement to be and read as follows:

     "2-A. Issuance of Additional Vasomedical Shares. In consideration for Living Data expanding the Territory of the Distribution Agreement, Vasomedical shall issue to Living Data 3,000,000 shares of the Common Stock (the "Additional Shares"). The Additional Shares shall be issued as soon as reasonably possible after execution hereof. Sections 2.3, 2.4 and 2.5 of the Distribution Agreement shall be applicable to the Additional Shares with the same effect as if they were Living Data Shares."

     3. Section "3.1 -Distribution" of the Distribution Agreement is hereby deleted in its entirety.

     4. Section "3.2(a)" of the Distribution Agreement is hereby amended to read as follows:

          "3.2 (a) Living Data shall not directly or indirectly sell or distribute products to customers in the Territory, but may fulfill its outstanding purchase orders in the Territory as of the date hereof. Subject to Vasomedical's full, faithful and prompt performance of Vasomedical's duties and obligations hereunder, the rights regarding distribution of

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     Products by Vasomedical  to customers  granted hereby shall be exclusive in the Territory during the Term."

and Section 3.2(b) is hereby deleted in its entirety.

     5. Paragraph "4.2 (d)" shall be added to the Distribution Agreement to read as follows:

          4.2(d) Vasomedical shall not be required to comply with any laws, ordinances, rules and regulations, including manufacturing licenses, in the Territory if, in the reasonable judgment of Vasomedical, such compliance would require an undue financial burden; provided, however, that the foregoing limitation on compliance shall not be applicable to Vasomedical's operations in the United States, Puerto Rico and all other territories and possessions administered by the United States."

     6. Paragraph 5.2 is hereby amended by changing the word "non-exclusive" appearing therein to "exclusive".

     7. Exhibit A of the Distribution Agreement is hereby deleted in its entirety.

     8. Except for financial and statistical information and representations made as of June 21, 2007, which have not been updated, the aforesaid Distribution Agreement in all other respects is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                LIVING DATA TECHNOLOGY CORPORATION


                                By: /s/ Louis D. Srybnik
                                    --------------------------------------------
                                    Name:  Louis D. Srybnik
                                    Title: President


                                VASOMEDICAL, INC.


                                By: /s/ John C. K. Hui
                                    --------------------------------------------
                                    Name:  John C. K. Hui
                                    Title: Vice Chairman




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